UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 14, 2016

LIBERTY TAX, INC.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-35588 (Commission File Number)	27-3561876 (I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia  23454
(Address of Principal Executive Offices)  (Zip Code)

(757) 493-8855
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On June 14, 2016, Liberty Tax, Inc. (the "Company") issued a press release regarding its earnings for the fiscal year ended April 30, 2016.  A copy of the release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference.  In addition, on June 14, 2016 at 4:30 p.m. Eastern Time, the Company will hold a teleconference for analysts, institutional investors and stockholders to discuss results for the fiscal year ended April 30, 2016.

The information under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.    Other Events
On June 14, 2016, the Company also announced that its Board of Directors approved a cash dividend to its stockholders.  The quarterly dividend of $0.16 per share will be paid on July 22, 2016 to stockholders of record at the close of business on July 12, 2016.

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated June 14, 2016 reporting fiscal year 2016 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX, INC.

Date: June 14, 2016	By: /s/ Vanessa Szajnoga
Vanessa Szajnoga
Vice President

EXHIBIT INDEX

Exhibit 99.1                      Press Release dated June 14, 2016 reporting fiscal year 2016 results.